SUMMARY PROSPECTUS

May 1, 2026

The Advisors’ Inner Circle Fund III

STRATEGAS GLOBAL POLICY OPPORTUNITIES ETF

Principal Listing Exchange: NYSE Arca, Inc.
Ticker Symbol: SAGP

Investment Adviser:

Strategas Asset Management, LLC

Investment Sub-Adviser:

Vident Asset Management

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://strategasetfs.com/sagp. You can also get this information at no cost by calling 855-457-3637, by sending an e-mail request to strategasetfs@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Strategas Global Policy Opportunities ETF (the “Global Policy Opportunities ETF” or the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing principally in the common stocks of U.S. and non-U.S. companies interested in influencing public policy through their lobbying activity in Washington D.C. Strategas Asset Management, LLC (the “Adviser”) considers lobbying a nontraditional and largely unrecognized factor in company analysis. By utilizing publicly available lobbying data in its portfolio selection methodology, the Adviser seeks to capitalize on what the Adviser perceives as a lack of consideration given to lobbying in traditional financial analysis and lobbying’s potential to sway policy outcomes in companies’ favor. The Adviser believes that successful lobbying activity can reduce costly regulatory and legislative harm to a company, impose such harm onto competitors, and/or result in beneficial legislative and regulatory decisions, and that each of these outcomes can have a positive impact on a company’s financial performance and contribute to the long-term appreciation of a company’s stock price.

The Adviser uses publicly disclosed corporate lobbying data filed pursuant to the Lobbying Disclosure Act (the “LDA”) as part of its investment process. The LDA is U.S. federal legislation that requires the disclosure of lobbying activities intended to influence the U.S. federal government. The Adviser uses LDA data to assess the degree to which companies included in the S&P 500, S&P 1000, and MSCI All Country World Indexes lobby the U.S. federal government, which the Adviser refers to as “lobbying intensity.” The Adviser’s methodology determines a company’s lobbying intensity by taking into account the company’s lobbying spend reported under the LDA and the company’s size. The Adviser’s methodology does not take into account the legislation on which a company lobbies or whether a company’s lobbying efforts are successful. The Adviser selects securities for the Fund based on a company’s lobbying intensity only and does not consider a company’s traditional financial metrics when constructing the Fund’s portfolio.

After determining the lobbying intensity of companies in the investment universe, the Adviser determines a weighting and allocation strategy among non-U.S. large capitalization and U.S. large, medium and small capitalization companies based on the Adviser’s asset allocation recommendations. The Adviser’s recommendations reflect its tactical assessment of the balance of risks between large, medium, and small capitalization securities; U.S., international and emerging market issuers; and securities classified as value, core, or growth. The Adviser generally utilizes a thematic investing approach pursuant to which it overweights allocations to assets which it believes the current investment environment favors and underweights allocations to those which it believes the current investment environment is less favorable. “Thematic” refers to the theses, trends or views that the Adviser believes are prevalent or likely to be prevalent in the market. The Adviser then selects companies with the highest lobbying intensity ratings based on the Adviser’s weighting and allocation recommendations to construct a portfolio of generally 100 securities.

The Adviser assesses lobbying intensity determinations quarterly in connection with quarterly LDA filings, which may lead to portfolio changes based off changes in reported lobbying activity. Other than quarterly purchases and sales, the Adviser may sell a security due to a change in asset allocation recommendations or an issuer’s corporate action.

Under normal circumstances, the Fund invests in at least three countries, including the U.S., and invests at least 40% of its total assets in securities of non-U.S. companies. If conditions are not favorable, the Fund will invest at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) the company is organized or maintains its principal place of business outside of the U.S. or (ii) the company’s securities are traded principally outside of the U.S. The Fund may invest in emerging market companies.

The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors or located in particular countries or regions outside the U.S. As of the date of this Prospectus, the Fund has significant exposure to securities of companies in each of the industrials, healthcare, consumer discretionary, communication services and information technology sectors, as well as significant exposure to securities of companies located in the U.S. and European regions.

The Adviser has engaged Vident Asset Management to serve as sub-adviser (“Sub-Adviser”) for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board of Trustees.

Principal Risks

As with all ETFs, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Lobbying Focused Investments Risk – The Adviser’s investment process utilizes lobbying intensity as the primary input when selecting securities for the Fund’s portfolio. The Adviser does not consider a company’s traditional financial metrics when constructing the Fund’s portfolio. A company’s financial performance is determined by a number of factors, and the degree to which a company engages in lobbying activities may have little or no impact on whether the company performs well or poorly financially. Further, a company may be lobbying due to a threat to its operations created by proposed or anticipated regulations and if such lobbying efforts are unsuccessful and the regulations are adopted, the regulations could lead to increased operational costs or other effects causing underperformance. Companies with significant lobbying expenditures may underperform companies with lower lobbying expenditures. The Fund may forego some market opportunities available to funds that do not focus on securities of companies with significant lobbying activity, and therefore the Fund may underperform such other funds. Additionally, U.S. federal law imposes obligations on companies to disclose certain information on lobbying spend. If the law were to change in a manner so as to limit or eliminate such disclosures, it could have a material, negative impact on the Adviser’s ability to gather information regarding corporate lobbying spend.

Geographic Focus Risk – To the extent that it focuses its investments on a particular country or geographic region outside the U.S., the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

European Risk – The Fund may invest a higher percentage of its total assets in securities of issuers located in the European region. As a result, the Fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests. Any adverse economic or political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (“EU”). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the Euro and/or withdraw from the

EU, such as the United Kingdom’s (“U.K.’s”) formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the Fund’s investments. There is still considerable uncertainty relating to the potential consequences associated with the U.K.’s exit from the EU and the ongoing military conflict between Russia and Ukraine that has now passed its fourth anniversary.

Geopolitical Risk & Foreign Relations Risk – U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. Some geopolitical risks are normal, while others are in a heightened state. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors, including elevated inflation levels, trade tensions, tariff arrangements and wars in Europe and in the Middle East. Geopolitical risks have increased as the U.S. has taken military action against Iran. Retaliatory acts against the U.S. or other Middle East countries could lead to a lengthy period of military engagement. In addition, the war between Ukraine and Russia is now passing its fourth anniversary, and relations between the U.S. and China and other countries are strained. The current U.S. administration has implemented policy changes which may contribute to market volatility. Domestically, inflation remains a concern as the price of many goods and services remains elevated compared to levels from a few years ago. In addition, the level of political discord remains high. The uncertain course of these various factors may have a significant negative impact on the global economy, may result in an elevated risk environment with increased volatility in asset prices, which could impact performance of the Fund’s holdings.

U.S. Fiscal Risk – As of the date of this Prospectus, the U.S. federal government is running fiscal deficits as a percentage of gross domestic product (“GDP”) above historical averages. The U.S.’ debt to GDP ratio is also elevated. Efforts by the administration to improve the U.S.’ fiscal state via reducing spending or increasing revenue could impact certain holdings of the Fund as well as the overall economy of the U.S. Additionally, failure for the U.S. to improve its fiscal state or take necessary actions such as raising the federal debt ceiling could result in U.S. debt being downgraded, which could have follow-on ramifications for the U.S. economy and investing environment. Certain companies held by the Fund rely on the U.S. as a customer and may be negatively impacted by any reductions in available spending or failure by the U.S. to pay its contractors and vendors for their services.

Equity Market Risk – The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stockholders such as the Fund.

Methodology Risk – The Adviser’s methodology to determine a company’s “lobbying intensity” is derived from publicly available lobbying data filed and disclosed pursuant to the LDA. To the extent that a company fraudulently or accidentally reports incorrect lobbying expenditures, such data may affect the Adviser’s methodology and cause securities of a company to be included in or excluded from the Fund’s portfolio when such securities otherwise would have been excluded or included, respectively. Further, there may be ways to influence legislation or public policy that may not be legally classified as “lobbying” or reported as such pursuant to the LDA. Additionally, the LDA only covers U.S. federal lobbying and does not include state or local lobbying or the lobbying of foreign governments. To the extent that the data disclosed pursuant to the LDA does not fully capture all lobbying expenditures or is otherwise incomplete, the Adviser’s methodology may be affected and result in securities of companies being included or excluded in the portfolio of the Fund that otherwise may have been excluded or included, respectively. The exclusion or inclusion of such securities may negatively affect the value of the Fund’s portfolio.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Large Capitalization Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Companies Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Emerging Market Company Risk – Investments in emerging market companies are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign companies. Unlike more established markets, emerging markets may have governments that are less stable and economies that are less developed. Furthermore, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The Fund considers an emerging market company to be a company designated as from an emerging market country by the MSCI All Country World Index.

Active Management Risk – The success of the Fund’s strategy is dependent on the Adviser’s ability and its stock selection process to correctly identify the Fund’s investments. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising, in which case the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Inflation Risk – Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline. Measures of inflation have increased to levels not experienced in several decades. Uncertainty regarding the magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation, may negatively impact asset prices and increase market volatility.

Artificial Intelligence Risk – Issuers of investments increasingly use artificial intelligence (AI) systems in various aspects of their business operations, creating competitive market pressures to increase the development and use of AI systems. Failure to effectively develop or use AI systems may place an issuer at a competitive disadvantage. At the same time, AI systems present significant risks that could materially affect an issuer’s business and financial performance. AI tools rely on complex models, large datasets, and evolving algorithms. AI tools are highly-useful but complex and fallible systems that can exhibit bias, hallucinations, deceptive behaviors and other flaws due to the construction of their underlying models and the composition of their training data, which can result in outputs that seem plausible but are in fact inaccurate, incomplete, or misleading. The use of erroneous outputs can undermine customer trust and expose issuers to litigation, regulatory scrutiny, substantial remediation costs, and reputational harm.

Information Security, Cybersecurity and Technology-Related Risk – As issuers and their service providers increasingly rely on digital technologies, such as the internet, cloud computing, and AI-enabled systems, they face heightened information security, cybersecurity, and other technology-related risks, including incidents that could compromise the confidentiality, integrity, or availability of their systems, data, or technology infrastructure. Technology-related incidents may have a materially adverse impact on the issuer’s performance and operations and can impede critical functions, compromise sensitive business and protected customer information, and may result in financial losses and increased compliance or operational expenses. Similar adverse consequences may arise from technology-related incidents affecting governmental authorities, regulatory bodies, financial market systems, exchanges, brokers-dealers, banks, insurance companies, custodians, or other market participants. Although issuers and their service providers may adopt measures designed to prevent or mitigate such incidents, there remains a possibility that certain risks may not be identified or fully addressed.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk – Shares of the Fund may trade on the NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Sector Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. The Fund’s sector exposures may change over time, as macroeconomic, market, sector and company-specific conditions change.

Industrials Sector Risk – As of the date of this Prospectus, the Fund has significant exposure to securities of issuers in the industrials sector. The Fund is subject to the risk that the securities of issuers in the industrials sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the industrials sector. The prices of the securities of companies operating in the industrials sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, tariffs and trade barriers, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Healthcare Sector Risk – As of the date of this Prospectus, the Fund has significant exposure to securities of issuers in the healthcare sector. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, tariffs and trade barriers, and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector can also be significantly affected by product liability claims, rapid obsolescence of products or services, and patent expirations, as well as government approval of products and services.

Communication Services Sector Risk – As of the date of this Prospectus, the Fund has significant exposure to securities of issuers in the communication services sector. The Fund is subject to the risk that the securities of issuers in the communication services sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the communication services sector. The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communication services companies.

Information Technology Sector Risk – As of the date of this Prospectus, the Fund has significant exposure to securities of issuers in the information technology sector. The information technology sector has been among the most volatile sectors of the stock market. Because the Fund’s investments are significantly exposed to companies in the information technology sector, its performance will be significantly affected by developments in that sector. The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. Companies in the information technology sector involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain companies in the information technology sector may have limited product lines, markets or financial resources, or may depend on a limited management group. Companies within the information technology sector may rely on foreign countries for sourcing of components or materials for products, as well as manufacture of finished goods. As such, changes in trade relationships between the U.S. and foreign countries may impact these companies in the form of higher costs, reduced market access, and higher uncertainty. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled. The risks associated with companies in the information technology sector are magnified in the case of small-cap technology companies.

Consumer Discretionary Sector Risk – As of the date of this Prospectus, the Fund has significant exposure to securities of issuers in the consumer discretionary sector. The manufacturing segment of the consumer discretionary sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the consumer discretionary sector. Many companies in the manufacturing segment rely on foreign nations for sourcing of raw materials and/or final goods. Changes in tariff rates imposed by the U.S., or addition of new trade barriers, could create additional costs or uncertainty. Additionally, U.S. imposition of tariffs could create retaliatory actions abroad which negatively impact multinational companies’ non-U.S. customer basis. The performance of companies operating in the consumer discretionary sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, tax cuts or hikes on individuals, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the consumer discretionary sector encompasses those businesses that tend to be the most sensitive to economic cycles.

Valuation Risk – The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Shareholder Concentration Risk – A large percentage of the Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at www.strategasetfs.com/sagp or by calling toll-free to 855-457-3637.

BEST QUARTER	WORST QUARTER
11.19%	(5.78)%
12/31/2023	9/30/2023

The performance information shown above is based on a calendar year. The Fund’s performance from 01/01/26 to 03/31/26 was 0.65%.

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Global Policy Opportunities ETF	1 Year	Since Inception (1/24/22)
Fund Returns Before Taxes	22.55%	9.92%
Fund Returns After Taxes on Distributions	21.58%	9.45%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	14.05%	7.75%
MSCI All Country World Index (Net) (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))	22.34%	11.40%

Investment Adviser

Strategas Asset Management, LLC serves as investment adviser to the Fund.

Investment Sub-Adviser

Vident Asset Management serves as the sub-adviser to the Fund.

Portfolio Managers

The Fund is jointly and primarily managed by a team of the following professionals:

Strategas Asset Management, LLC

Dan Clifton, Portfolio Manager at Strategas Asset Management, LLC and Head of Policy Research at Strategas Securities, LLC, has served as a lead portfolio manager of the Fund since its inception in 2022.

Courtney Rosenberger Gelman, Analyst at Strategas Asset Management, LLC and Managing Director at Strategas Securities, LLC, has served as a lead portfolio manager of the Fund since its inception in 2022.

Nicholas Bohnsack, President and Chief Executive Officer at Strategas Asset Management, LLC and President and Chief Operating Officer at Strategas Securities, LLC, has served as a co-portfolio manager of the Fund since its inception in 2022.

Gerald Hendricks, Director & Senior Portfolio Analyst at Strategas Asset Management, LLC, has served as a co-portfolio manager of the Fund since its inception in 2022.

Vident Asset Management

Rafael Zayas, CFA, Senior Vice President, Head of Portfolio Management and Trading of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2022.

Austin Wen, CFA, Senior Portfolio Manager of Vident Asset Management has served as a portfolio manager of the Fund since its inception in 2022.

Devin Ryder, CFA, Senior Portfolio Manager of Vident Asset Management has served as a portfolio manager of the Fund since May 2026.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.strategasetfs.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STR-SM-001-0500